UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

SES AI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39845	88-0641865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SES AI Corporation

35 Cabot Road

Woburn, MA 01801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (339) 298-8750

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SES	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SES WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

SES AI Corporation (the “Company”) held the 2025 Annual Meeting of Stockholders on October 1, 2025 (the “Annual Meeting”), at which stockholders voted on the following three proposals. For more information on the three proposals submitted to stockholders, see the definitive proxy statement for the Annual Meeting (the “Proxy Statement”). Each holder of the Company’s Class A Common Stock was entitled to one vote per share, and each holder of the Company’s Class B Common Stock was entitled to ten (10) votes per share. The matters voted upon and the results of the combined votes of Class A Common Stock and Class B Common Stock are set forth below.

Proposal 1 - Election of directors

The stockholders elected the following individual to the Company’s board of directors (the “Board”) to serve as Class III director until the 2028 Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Dr. Qichao Hu	486,465,547	5,653,523	46,291,843

Proposal 2 - Ratification of appointment of Grant Thornton LLP for 2025

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained
536,880,122	872,634	658,157

Proposal 3 - Approval of the compensation of the Company’s named executive officers in a non-binding, advisory vote

The stockholders approved, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
490,343,477	904,654	870,939	46,291,843

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SES AI Corporation

Date: October 2, 2025	By:	/s/ Jing Nealis
	Name:	Jing Nealis
	Title:	Chief Financial Officer